SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement   [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a 6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12


                                  Dimeco, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
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        (2)      Form, Schedule or Registration Statement No.:
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        (3)      Filing Party:
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        (4)      Date Filed:
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                                  DIMECO, INC.
                        P.O. BOX 509 o 820 CHURCH STREET
                         HONESDALE, PENNSYLVANIA o 18431
                                  570-253-1970




March 26, 2003


Dear Stockholder:

         On behalf of the Board of Directors and management of Dimeco, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 24, 2003, at 2:00 p.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         You will be asked to elect three directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year ending December 31, 2003. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                  Sincerely,




                                                  /s/Gary C. Beilman
                                                  Gary C. Beilman
                                                  Executive Vice President and
                                                  Chief Executive Officer

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                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2003
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NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Dimeco, Inc. (the "Company"), will be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 24, 2003, at 2:00 p.m., local time, for the following purposes:

1.   To elect three directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2003;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 5, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2002 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/John F. Spall
                                        John F. Spall
                                        Secretary
Honesdale, Pennsylvania
March 26, 2003

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT
                                       OF
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
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                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2003
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                                     GENERAL
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         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dimeco, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 24, 2003, at 2:00 p.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 26, 2003.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of three directors named in Proposal 1, (b) FOR Proposal 2, ratification of independent public accountants, and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John F. Spall, at 820 Church Street, Honesdale, Pennsylvania 18431) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                         VOTING STOCK AND VOTE REQUIRED
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         The Board of Directors has fixed the close of business on March 5, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 756,088 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may either: (i) vote "FOR" the Proposal 2; (ii) vote "AGAINST" Proposal 2; or (iii) "ABSTAIN" with respect to Proposal
2. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
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         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.


Name and Address of              Amount and Nature of    Percent of Shares of
Beneficial Owner                 Beneficial Ownership   Common Stock Outstanding
----------------                 --------------------   ------------------------

Henry M. Skier
820 Church Street
Honesdale, Pennsylvania 18431         39,657(1)                   5.2%

---------------------
(1)      See "Proposal 1 - Election of Directors."

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             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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         Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge all of the filings by the Company's directors and executive officers were made on a timely basis during the 2002 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

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                       PROPOSAL 1 - ELECTION OF DIRECTORS
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         The Bylaws of the Company (the "Bylaws") require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one- third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of The Dime Bank (the "Bank"). Three directors will be elected at the Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

         Barbara J. Genzlinger, John S. Kiesendahl and John F. Spall (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees currently serve as directors of the Company.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of

Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.


                                                                                           Shares of
                                                                                          Common Stock
                                                        Year First        Current         Beneficially
                                                        Elected or        Term to         Owned as of         Percent
            Name and Title                Age(1)       Appointed(2)       Expire        March 1, 2003(3)       Owned
            --------------                ------       ------------       ------        ----------------       -----
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

Barbara J. Genzlinger                       51             1998             2003             2,598               *
Director

John S. Kiesendahl                          56             1993             2003            13,607             1.8%
Director

John F. Spall                               56             1999             2003            14,646             1.9%
Secretary and Director

DIRECTORS CONTINUING IN OFFICE

William E. Schwarz                          60             1993             2004             9,075             1.2%
Chairman of the Board

Henry M. Skier                              62             1993             2004            39,657             5.2%
Director

Robert E. Genirs                            67             1998             2005             2,750               *
Director

Joseph J. Murray                            63             1993             2005             4,201               *
President and Director

Thomas A. Peifer                            60             1993             2005            11,116             1.5%
Director

EXECUTIVE OFFICERS OF THE COMPANY

Gary C. Beilman                             48             2000             N/A              8,716             1.1%
Executive Vice President and
Chief Executive Officer

Maureen H. Beilman                          47             1999             N/A              5,697                *
Chief Financial Officer, Treasurer
and Assistant Secretary

Directors and executive officers                                                           112,063            14.4%
of the Company as a group
(10 persons)

-------------------------
(1)  At December 31, 2002.

(2) Refers to the year the individual first became a director of the Company or first was appointed as an executive officer of the Company.

(3) The share amounts include 1,650 shares of Common Stock (except for Mr. Murray) that may be acquired through the exercise of stock options under the 2000 Independent Directors Stock Option Plan within 60 days of the record date. For Mr. Murray, includes 2,140 shares. For Mr. Beilman, includes 6,600 shares. For Ms. Beilman, includes 4,620 shares. * Less than 1% of Common Stock outstanding.

Biographical Information

         Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

NOMINEES FOR DIRECTORS:

         Barbara J. Genzlinger is the owner, Innkeeper and General Manager of The Settlers Inn, a bed and breakfast inn located in Hawley, Pennsylvania, and President of Sayre Mansion, LLC, a bed and breakfast inn located in Bethlehem, Pennsylvania.

         John S. Kiesendahl is the President of Woodloch Pines Inc., a resort located in Hawley, Pennsylvania.

         John F. Spall is an attorney, practicing in Hawley, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

CONTINUING DIRECTORS:

         William E. Schwarz is President of Edward J. Schwarz, Inc., an automobile dealership, located in Honesdale, Pennsylvania.

         Henry M. Skier is President and Treasurer of A.M. Skier, Inc., an insurance agency, located in Hawley, Pennsylvania.

         Robert E. Genirs is retired. Prior to his retirement in 1998, Mr. Genirs was the Chief Administrative Officer for Lehman Brothers.

         Joseph J. Murray is the President of the Company and Bank. Prior to January 1, 2002, Mr. Murray was the President and Chief Executive Officer of the Company and Bank.

         Thomas A. Peifer is retired. Prior to his retirement in 2001, Mr. Peifer was Superintendent of the Wallenpaupack Area School District, in Hawley, Pennsylvania.

Executive Officers Who Are Not Directors

         Gary C. Beilman is the Executive Vice President and Chief Executive Officer of the Company and Bank. Mr. Beilman was appointed Chief Executive Officer on January 1, 2002. Prior to January 2002, Mr. Beilman served the Company and Bank in various capacities. Mr. Beilman is the brother-in-law of Maureen H. Beilman.

         Maureen H. Beilman is the Chief Financial Officer, Treasurer and Assistant Secretary of the Company and Chief Financial Officer and Treasurer of the Bank. Prior to January 1999, Ms. Beilman served the Company and the Bank in various capacities. Ms. Beilman is the sister-in-law of Gary C. Beilman.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through the Bank's committees. During the fiscal year ended December 31, 2002, the Board of Directors of the Company held 11 regular meetings and no special meetings and the Board of Directors of the Bank held 12 meetings, including regularly scheduled and special meetings. No directors of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. In addition to other committees, as of December 31, 2002, the Company had an audit committee and a nominating committee. The Bank maintains a separate compensation committee.

         The Nominating Committee consists of the entire Board of Directors. In selecting the nominees of the Board of Directors, the Nominating Committee is not required to consider persons recommended by stockholders of the Company. The Nominating Committee, which is not a standing committee, met one time during the 2002 fiscal year.

         The Compensation Committee is comprised of Directors Genirs, Kiesendahl and Skier. This standing committee establishes the Bank's salary budget for approval by the Board of Directors. The Committee met twice during the 2002 fiscal year.

         The Audit Committee is comprised of all directors except Mr. Murray. The Audit Committee is a standing committee that is responsible for developing and maintaining the Bank's audit program. While the rules of the Nasdaq Stock Market are not applicable to the Company, the Company believes that all members of the Audit Committee would qualify as independent directors under such rules. The Committee also meets with the independent accountants to discuss the results of the annual audit and any related matters. The committee met seven times in fiscal year 2002. The Board of Directors has adopted a written audit committee charter for the audit committee, a copy of which is attached as an appendix to this proxy statement.

Audit Committee Report

         Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2002 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountants

         The Audit Committee discussed with S.R. Snodgrass, A.C. ("Snodgrass") the Company's independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence.

         Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  William E. Schwartz - Chairman
                  Robert E. Genirs
                  Barbara J. Genzlinger
                  John S. Kiesendahl
                  Thomas A. Peifer
                  Henry M. Skier
                  John F. Spall

Audit Fees

         The aggregate fees billed by Snodgrass for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company's quarterly reports on Forms 10-QSB were $45,271.

Financial Information Systems Design and Implementation Fees

         For the 2002 fiscal year, Snodgrass did not render to the Company or its consolidated subsidiary any professional services for financial information systems design and implementation. Accordingly, there were no fees billed for fiscal 2002 by Snodgrass to the Company or its consolidated subsidiary.

All Other Fees

         The aggregate fees billed by Snodgrass to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2002 fiscal year were $47,100.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above was compatible with maintaining Snodgrass' independence.

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                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
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Director Compensation

         For the year ended December 31, 2002, each non-employee director received board fees of $12,000, regardless of attendance. There are no fees paid in connection with attendance of committee meetings. At December 31, 2002, board fees totaled $84,000.

         All directors of the Bank are eligible to defer receipt of board fees under a deferred compensation plan. For the year ended December 31, 2002, Director Skier elected to defer $10,400 of his board fees. Such deferred amounts are invested in a life insurance vehicle at no additional cost to the Bank. Upon termination of service or plan termination, Mr. Skier or his beneficiary will receive the investment value of such account. The Bank accrues an expense related to deferred fees at the time that such fees are earned.

         Under the 2000 Independent Directors Stock Option Plan, each non-employee director was granted options to purchase 2,500 shares of Common Stock in April 2000. The options granted to non-employee directors are exercisable at the rate of 33% one year from date of grant and one-third annually thereafter. Under the 2000 Stock Incentive Plan, Mr. Murray and Mr. Beilman were granted options to purchase 4,000 shares and 10,000 shares of Common Stock, respectively. The exercise price of the options is the fair market value of the Company's Common Stock on the effective date of grant. See "-- Stock Awards."

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the compensation awarded to or earned by the Company's Chief Executive Officer and its President. No other executive officers of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                                                                 Long-Term
                                                                               Compensation
                                                       Annual Compensation        Awards
                                                       -------------------     ------------
                                                                                Securities
Name and                         Fiscal                                         Underlying      All Other
Principal Position                Year              Salary           Bonus        Options      Compensation
------------------                ----              ------           -----      -----------    ------------
Joseph J. Murray(1)               2002             $100,593         $10,000          --           $48,352(2)
President                         2001              262,207           9,800          --            48,206
                                  2000              134,531           7,988       4,000(3)         43,528

Gary C. Beilman(1)                2002             $115,108         $11,500          --           $16,556(4)
Executive Vice President          2001               87,176           7,850          --            13,724
 and Chief Executive Officer      2000               79,676           6,367      10,000(3)         12,576

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(1) Effective January 1, 2002, Gary C. Beilman was appointed Chief Executive Officer. Previously, Mr. Murray served as Chief Executive Officer.

(2) Includes a salary continuation plan contribution of $40,328 and a matching 401(k) contribution by the Bank of $4,000, and an additional profit sharing contribution by the Bank of $4,024.

(3)  See " --  Stock  Awards."

(4) Includes a salary continuation plan contribution of $7,352 and a matching 401(k) contribution by the Bank of $4,600, and an additional profit sharing contribution by the Bank of $4,604.


         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted to the named executive officers and held as of December 31, 2002. The Company has not granted any stock appreciation rights.


                         Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                         -------------------------------------------------------------------------
                                                             Number of Securities          Value of Unexercised
                                                            Underlying Unexercised             In-The-Money
                                                             Options at FY-End (#)          Options at FY-End
                                                             ---------------------          -----------------
                         Shares Acquired        Value
Name                      on Exercise (#)     Realized       Exercisable/Unexercisable  Exercisable/Unexercisable(1)
----                      ---------------     --------       -------------------------  ----------------------------
Joseph J. Murray               500             $8,750             2,140 / 1,360              $ 37,664 / $23,936

Gary C. Beilman                 --                 --             6,600 / 3,400              $116,160 / $59,840

-------------------
(1) Based upon an exercise price of $26.50 per share and an estimated price of $44.10 at December 31, 2002.

Other Benefits

         The Bank entered into non-qualified salary continuation agreements with Mr. Murray and Mr. Beilman. If such officers continue to serve as officers of the Bank until they become 65 years old, the Bank agrees to pay the officer 120 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 65th birthday. If such officers attain age 65, but die before receiving all of the guaranteed monthly payments, or die before age 65 while serving as an officer, then the Bank will make the remaining payments to that officer's designated beneficiary or to the representative of his estate. For the year ended December 31, 2002, Mr. Murray and Mr. Beilman had accrued salary continuation plan benefits of approximately $244,000 and $44,500, respectively, and such benefits were fully vested.

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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
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         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

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             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
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         Snodgrass was the Company's independent public accountants for the 2002 fiscal year. The Board of Directors has appointed Snodgrass to be its accountants for the fiscal year ending December 31, 2003 and is seeking ratification by the Company's stockholders of such appointment. A representative of Snodgrass is expected to be available at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S ACCOUNTANTS FOR THE 2003 FISCAL YEAR.

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                              STOCKHOLDER PROPOSALS
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         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary at the Company's office, 820 Church Street, Honesdale, Pennsylvania 18431, on or before November 26, 2003. In order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 23, 2004.

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                                  MISCELLANEOUS
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         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by e-mail or telephone without additional compensation.

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                                   FORM 10-KSB
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A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MAUREEN H. BEILMAN, DIMECO, INC., 120 SUNRISE AVENUE, HONESDALE, PENNSYLVANIA 18431.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/John F. Spall
                                      John F. Spall
                                      Secretary


Honesdale, Pennsylvania
March 26, 2003

                                                                     Appendix A

THE DIME BANK and  DIMECO, INC.
AUDIT COMMITTEE CHARTER

Committee Responsibilities

The Audit Committee of the Board of Directors of The Dime Bank and Dimeco, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

The Committee shall:

o Provide for an open avenue of communications between the independent accountants and the Board and, at least one (1) time annually, meet with the independent accountants in private session.

o Facilitate open communication among the internal auditors, the independent accountants and the Board.

o Review internal audits, the annual external audit and any other financial statements, regulatory and/or legal matters or reports as deemed necessary.

o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

o Receive on an annual basis a written statement from the independent accountants detailing all relationships between the independent accountants and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

o    Review and approve the independent accountants' annual engagement letter.

o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

o    Review   significant   accounting,   reporting,   regulatory   or  industry
     developments affecting the Company.

o Review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-QSB.

o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

o Perform such other functions as assigned by law, the Company's Bylaws or as the Board deems necessary and appropriate.

Committee Membership

The membership of the Committee shall be:

o    appointed by the Board

o comprised of independent directors as defined by the applicable regulatory authorities, and

o    consist of at least three members.

At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background.

Committee Meetings

Meetings will be held as required, but no less than four (4) times a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

REVISED:  December 19, 2002

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                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
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                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003
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         The undersigned hereby appoints the Board of Directors of Dimeco, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Operations Center of The Dime Bank, 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 24, 2003, at 2:00 p.m., local time, and at any and all adjournments thereof, in the following manner:


                                                     FOR            WITHHELD
                                                     ---            --------

1.       The election of directors                   |_|              |_|
          as nominees listed below
          (except as marked to the contrary:

         Barbara J. Genzlinger
         John S. Kiesendahl
         John F. Spall

(Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

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                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------

2.       To ratify the appointment of S.R.
         Snodgrass, A.C. as independent accountants
         for the Company for the fiscal year ending
         December 31, 2003.                            |_|     |_|        |_|


         The Board of Directors recommends a vote "FOR" the above listed propositions.


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THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 26, 2003 and the 2002 Annual Report.


Please check the box if you are planning to attend the Meeting. |_|

Dated:                            , 2003
        -------------------------



---------------------------           --------------------------
PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER



---------------------------           --------------------------
SIGNATURE OF STOCKHOLDER              SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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